SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934


                          Date of Report March 28, 1997


                                    DCX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Colorado                   0-14273                          84-0868815
 -------------              -----------                      ------------------
(State of                  (Commission                      (IRS Employer
 incorporation)             File Number)                     Identification No.)


3002 North State Highway 83, Franktown, CO                     80116-0569
------------------------------------------                     ----------
 (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (303) 688-6070


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

The Company reports that its board of directors has set a record date of close of business on April 30, 1997, for shareholders to vote at the annual meeting of shareholders to be held at the Holiday Inn Southeast, at 1-225 and Parker Road in Aurora, Colorado at 2:30 pm on June 6, 1997. At that meeting shareholders will elect a board of four directors and transact such other business as may properly come before the meeting or any adjournment thereof


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DCX, Inc.
                                     (Registrant)


April 10,1997                        /s/ Frederick G. Beisser
                                     -------------------------------------------
                                                     (Signature)
                                                 Frederick G. Beisser
                                      Vice President - Finance & Administration,
                                      Secretary, Treasurer and
                                        Principal Accounting Officer